EXHIBIT 10.21

FIRST AMENDMENT TO AMENDED AND RESTATED
PROPERTY MANAGEMENT AGREEMENT
This FIRST AMENDMENT TO AMENDED AND RESTATED PROPERTY MANAGEMENT AGREEMENT (this “Amendment”), is entered into as of December 8, 2017, by and among AMERICAN FINANCE TRUST, Inc., a Maryland corporation (the “Company”), and AMERICAN FINANCE PROPERTIES, LLC, a Delaware limited liability company (the “Property Manager”), and each Delaware limited liability company that is a signatory to this Amendment (each, an “Owner Subsidiary”).
WHEREAS, the Company and the Property Manager entered into the Amended and Restated Property Management Agreement dated as of September 6, 2016 (the “Property Management Agreement”);
WHEREAS, the Property Management Agreement provides for the Property Manager to manage directly or by a Sub-Manager each Property owned solely by an Owner Subsidiary;
WHEREAS, the Company is the general partner of American Finance Operating Partnership, L.P., a Delaware limited partnership (the “OP”), and the OP is the sole member of each Owner Subsidiary;
WHEREAS, the Company entered into the Property Management Agreement on behalf of each Owner Subsidiary, and each Owner Subsidiary entered into the Property Management Agreement by the Company in its capacity as the general partner of the sole member of each Owner Subsidiary;
WHEREAS, the parties to the Property Management Agreement wish to clarify that (i) the Company entered into the Property Management Agreement on behalf of each Owner Subsidiary, and each Owner Subsidiary entered into the Property Management Agreement by the Company in its capacity as the general partner of the OP, the sole member of each Owner Subsidiary, and (ii) that references therein to the Company are intended to mean the Company on behalf of the Owner Subsidiary or each Owner Subsidiary;
NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained, the parties hereto, intending to be legally bound hereby, agree to amend the Agreement as herein stated.
1.Defined Terms.

All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Property Management Agreement.

2.Confirmation of the Parties’ Mutual Intent.

Each Owner Subsidiary, the Company and the Property Manager hereby confirms its intent and understanding that (i) the Company entered into the Property Management Agreement on behalf of each Owner Subsidiary, and each Owner Subsidiary entered into the Property Management Agreement by the Company, in its capacity as the general partner of American Finance Operating Partnership, L.P., the sole member of each Owner Subsidiary, and (ii) that the Company and each Owner Subsidiary is a party to the Property Management Agreement.

3.Amendments.

a.The defined terms “Owner Subsidiary”, “Owner” and “Properties” in Section 1.1 of the Property Management Agreement are amended and restated in their entirety as follows:

“Owner” means the Company, the operating partnership of which the Company is the general partner, and all Owner Subsidiaries that own, in whole or in part, any Properties; provided, however, that in the Recitals and Sections 2.1, 3.2(E) and (F), 3.3, 4.3, 6.5, 8.6 and 8.13 of this Property Management Agreement, the term “Owner” means Owner Subsidiary or Owner Subsidiaries.

“Owner Subsidiary” or “Owner Subsidiaries” means an entity or entities that is a direct or indirect subsidiary of the Company and owns, in whole or in part, any Properties.

“Properties” means any of the RCA Properties and Specified Properties other than the Excluded Properties.

b.The defined term “Excluded Properties” is hereby added to Section 1.1 of the Property Management Agreement as follows:

“Excluded Properties” means any of the RCA Properties and Specified Properties pursuant to which an Owner Subsidiary has engaged Property Manager to manage such RCA Property or Specified Property pursuant to a separate property management agreement.

c.A new Section 8.18 is hereby added to the Property Management Agreement as follows:

“8.18 Construction of Agreement. Each Owner Subsidiary has entered into this Property Management Agreement, by the Company as the general partner of American Finance Operating Partnership, L.P., a Delaware limited partnership (the “Sole Member”), the sole member of each Owner Subsidiary. For the avoidance of doubt, each reference to the Company set forth herein (unless the context clearly requires otherwise), means the Company on behalf of Owner Subsidiary or each Owner Subsidiary (as the context requires). The engagement of the Property Manager in Section 2.1 hereof is by the Company on behalf of each Owner Subsidiary. Each action, authorization, obligation, right and privilege stated herein as being by, of, or for the Company, is intended to be and is by, of, or for the Company on behalf of the Owner Subsidiary or each Owner Subsidiary (as the context requires).”

4.Reaffirmation. Each party hereby affirms and reaffirms the Property Management Agreement.

5.Miscellaneous.

a.Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of law thereof.

b.Integration. This Amendment and the documents referred to, comprising or relating to this Amendment constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof.

c.Amendment and Waiver. No amendment of this Amendment, and no waiver, discharge or termination of any one or more of the provisions hereof, shall be effective unless set forth in writing and signed by all of the parties hereto.

Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Amendment.
IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.
COMPANY:

AMERICAN FINANCE TRUST, INC.,
a Maryland corporation

By:    /s/ Edward M. Weil, Jr.
Name: Edward M. Weil, Jr.
Title:     Chief Executive Officer

PROPERTY MANAGER:

AMERICAN FINANCE PROPERTIES, LLC,
a Delaware limited liability company

By:    /s/ Michael R. Anderson
Name: Michael R. Anderson
Title:     Authorized Signatory

OWNER SUBSIDIARIES: ARC SWWCHOH001, LLC a Delaware limited liability company By: /s/ James A. Tanaka Name: James A. Tanaka Title: Authorized Signatory
ARC PTSCHIL001, LLC a Delaware limited liability company By: /s/ James A. Tanaka Name: James A. Tanaka Title: Authorized Signatory

ARC SWHOUTX001, LLC a Delaware limited liability company By: /s/ James A. Tanaka Name: James A. Tanaka Title: Authorized Signatory
ARC SSSDLLA001, LLC a Delaware limited liability company By: /s/ James A. Tanaka Name: James A. Tanaka Title: Authorized Signatory
ARC NWNCHSC001, LLC a Delaware limited liability company By: /s/ James A. Tanaka Name: James A. Tanaka Title: Authorized Signatory
ARC NCCHRNC001, LLC a Delaware limited liability company By: /s/ James A. Tanaka Name: James A. Tanaka Title: Authorized Signatory
ARC CPOKCOK001, LLC a Delaware limited liability company By: /s/ James A. Tanaka Name: James A. Tanaka Title: Authorized Signatory

ARC SSSEBFL001, LLC a Delaware limited liability company By: /s/ James A. Tanaka Name: James A. Tanaka Title: Authorized Signatory
ARC CTCHRNC001, LLC a Delaware limited liability company By: /s/ James A. Tanaka Name: James A. Tanaka Title: Authorized Signatory
ARC SMWMBFL001, LLC a Delaware limited liability company By: /s/ James A. Tanaka Name: James A. Tanaka Title: Authorized Signatory
ARC SWWMGPA001, LLC a Delaware limited liability company By: /s/ James A. Tanaka Name: James A. Tanaka Title: Authorized Signatory
ARC SRTULOK001, LLC a Delaware limited liability company By: /s/ James A. Tanaka Name: James A. Tanaka Title: Authorized Signatory

ARC PSFKFKY001, LLC a Delaware limited liability company By: /s/ James A. Tanaka Name: James A. Tanaka Title: Authorized Signatory
ARC WLHUMTX001, LLC a Delaware limited liability company By: /s/ James A. Tanaka Name: James A. Tanaka Title: Authorized Signatory
ARC CLORLFL001, LLC a Delaware limited liability company By: /s/ James A. Tanaka Name: James A. Tanaka Title: Authorized Signatory
ARC TMMONPA001, LLC a Delaware limited liability company By: /s/ James A. Tanaka Name: James A. Tanaka Title: Authorized Signatory
ARC WEMPSMN001, LLC a Delaware limited liability company By: /s/ James A. Tanaka Name: James A. Tanaka Title: Authorized Signatory

ARC CPFAYNC001, LLC a Delaware limited liability company By: /s/ James A. Tanaka Name: James A. Tanaka Title: Authorized Signatory
ARC TCMESTX001, LLC a Delaware limited liability company By: /s/ James A. Tanaka Name: James A. Tanaka Title: Authorized Signatory
ARC HCHARTX001, LLC a Delaware limited liability company By: /s/ James A. Tanaka Name: James A. Tanaka Title: Authorized Signatory
ARC LCROWTX001, LLC a Delaware limited liability company By: /s/ James A. Tanaka Name: James A. Tanaka Title: Authorized Signatory
ARC SPSANTX001, LLC a Delaware limited liability company By: /s/ James A. Tanaka Name: James A. Tanaka Title: Authorized Signatory

ARC TSKCYMO001, LLC a Delaware limited liability company By: /s/ James A. Tanaka Name: James A. Tanaka Title: Authorized Signatory
ARC BHTVCMI001, LLC a Delaware limited liability company By: /s/ James A. Tanaka Name: James A. Tanaka Title: Authorized Signatory
ARC PRLAWKS001, LLC a Delaware limited liability company By: /s/ James A. Tanaka Name: James A. Tanaka Title: Authorized Signatory
ARC QSOKCOK001, LLC a Delaware limited liability company By: /s/ James A. Tanaka Name: James A. Tanaka Title: Authorized Signatory
ARC JCLOUKY001, LLC a Delaware limited liability company By: /s/ James A. Tanaka Name: James A. Tanaka Title: Authorized Signatory

ARC NPHUBOH001, LLC a Delaware limited liability company By: /s/ James A. Tanaka Name: James A. Tanaka Title: Authorized Signatory
ARC ASANDSC001, LLC a Delaware limited liability company By: /s/ James A. Tanaka Name: James A. Tanaka Title: Authorized Signatory
ARC PCBIRAL001, LLC a Delaware limited liability company By: /s/ James A. Tanaka Name: James A. Tanaka Title: Authorized Signatory
ARC NLLKLFL001, LLC a Delaware limited liability company By: /s/ James A. Tanaka Name: James A. Tanaka Title: Authorized Signatory
ARC RBASHNC001, LLC a Delaware limited liability company By: /s/ James A. Tanaka Name: James A. Tanaka Title: Authorized Signatory
ARC MCLVSNV001, LLC a Delaware limited liability company By: /s/ James A. Tanaka Name: James A. Tanaka Title: Authorized Signatory
ARC BBLVSNV001, LLC a Delaware limited liability company By: /s/ James A. Tanaka Name: James A. Tanaka Title: Authorized Signatory
ARC RGCHRNC001, LLC a Delaware limited liability company By: /s/ James A. Tanaka Name: James A. Tanaka Title: Authorized Signatory

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